mPHASE TECHNOLOGIES, INC.

OFFICER'S CERTIFICATE

I, Martin Smiley, hereby certify that I am the duly elected, qualified and acting Executive Vice President of mPhase Technologies, Inc., a New Jersey corporation (the "Company"), and am authorized to execute this Certificate on behalf of the Company. This Certificate is delivered in connection with (i) that certain Securities Purchase Agreement (the "Purchase Agreement"), dated as of September 13, 2011, by and between the Company and St George Investments LLC, an Illinois limited liability company; and (ii) that certain Forbearance Agreement (the "Forbearance Agreement"), dated as of September 13, 2011, by and between the Company and John M. Fife, an individual. All capitalized terms used but not defined in this Certificate shall have the meanings set forth in the Purchase Agreement or the Forbearance Agreement, as applicable.

Solely in my capacity as Executive Vice President, I certify that:

Exhibit A attached hereto is a true, accurate and complete copy of all of the resolutions adopted by the Board of Directors of the Company (the "Resolutions") approving and authorizing the execution, delivery and performance of the Purchase Agreement and the Forbearance Agreement to which it is a party on the date hereof, and the transactions contemplated thereby. Such Resolutions have not been amended, rescinded or modified since their adoption and remain in effect as of the date hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of September 2011.

mPHASE TECHNOLOGIES, INC.

Martin Smiley

Name: Martin Smiley
Title: Executive Vice President

MPHASE TECHNOLOGIES, INC.

RESOLUTIONS ADOPTED BY THE BOARD OF DIRECTORS

Effective as of September 13, 2011

WHEREAS, the Board of Directors (the "***Board***") of MPhase Technologies, Inc., a New Jersey corporation (the "***Company***"), has determined that it is in the best interests of the Company to seek financing (the "***Financing***") in an amount of up to $500,000.00 through the issuance and sale to St George Investments LLC, an Illinois limited liability company ("***Investor***"), of a convertible promissory note;

WHEREAS, the terms of the Financing are reflected in a Securities Purchase Agreement substantially in the form attached hereto as Exhibit A (the "***Purchase Agreement***"), a Convertible Promissory Note substantially in the form attached hereto as Exhibit B (the "***Note***"), an irrevocable transfer agent instruction letter substantially in the form attached hereto as Exhibit C, and all other agreements, certificates, instruments and documents being or to be executed and delivered under or in connection with the Financing, (collectively, the "***Financing Documents***"); and

WHEREAS, the Board, having received and reviewed the Financing Documents, believes that it is in the best interests of the Company and its stockholders to approve the Financing and the Financing Documents and authorize the Board and officers of the Company to execute such documents;

WHEREAS, the Board has determined that it is in the best interests of the Company to enter into that certain Forbearance Agreement with John M. Fife, substantially in the form attached hereto as Exhibit D (the "***Forbearance Agreement***"); thus modifying obligations of the Company arising in connection with various notes described in that certain Securities Purchase Agreement dated March 3, 2010; and

WHEREAS, the Board, having received and reviewed the Forbearance Agreement, believes that it is in the best interests of the Company and its stockholders to approve the Forbearance Agreement and authorize the Board and officers of the Company to execute such agreement; and

NOW THEREFORE BE IT:

RESOLVED: That the form, terms and provisions of the Financing Documents are hereby ratified, confirmed and approved; and be it further

RESOLVED: That upon the issuance and delivery thereof in accordance with the Purchase Agreement, the Note shall be duly and validly issued; and be it further

RESOLVED: That the Company shall take all action reasonably necessary to at all times have authorized, and reserved for the purpose of issuance, such number of shares of the Company's Common Stock required under the Purchase Agreement as shall be necessary to effect the full conversion of the Note multiplied by 1.5 (the "***Reserved Shares***"); and be it further

RESOLVED: That upon the issuance and delivery thereof in accordance with the Purchase Agreement and the Note, the Reserved Shares shall be duly and validly issued; and be it further

RESOLVED: That the form, terms and provisions of the Forbearance Agreement are hereby ratified, confirmed and approved; and be it further

RESOLVED: That the Financing and the Forbearance Agreement are hereby approved and determined to be in the best interests of the Company and its stockholders; and be it further

RESOLVED: That each of the officers of the Company be, and each of them hereby is, authorized to execute and deliver each of the Financing Documents and the Forbearance Agreement, and any other related agreements, to conform the Company's minute books and other records to the matters set forth in this Action by Written Consent, and to take all other actions on behalf of the Company as any of them deem necessary, required, or advisable with respect to the matters set forth in this Action by Written Consent; and be it further

RESOLVED: That the Board hereby determines that all acts and deeds previously performed by the Board and other officers of the Company relating to the foregoing matters prior to the date of these resolutions are ratified, confirmed and approved in all respects as the authorized acts and deeds of the Company; and be it further

RESOLVED: That all prior actions or resolutions of the directors that are inconsistent with the foregoing are hereby amended, corrected and restated to the extent required to be consistent herewith.

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